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                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the Incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-92326, 333-117148 and 333-118728) of Motient
Corporation and Subsidiaries of our report dated June 2, 2005 relating to the financial statements of TerreStar Networks Inc., which are included in this Amendment No. 1 to the Current Report on Form 8-K.


/s/ FRIEDMAN LLP

East Hanover, New Jersey
June 10, 2005